4Q2019
Supplemental Information
FURNISHED AS OF FEBRUARY 12, 2020 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants
13	Acquisition & Disposition Activity
14	Investment Activity
15	Portfolio
16	Associated Health Systems
17	Top Tenants
18	MOB Proximity to Hospital
19	Lease Maturity, Lease & Building Size
20	Historical Occupancy
21	Occupancy Reconciliation
22	Same Store Leasing Statistics
23	Same Store Performance
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

Normalized FFO per share increased 4.0% over fourth quarter of 2018.
For the trailing twelve months ended December 31, 2019, same store cash NOI grew 2.9%.

•	Revenues increased 2.5% and revenue per average occupied square foot increased 2.6%.

•	Operating expenses increased 1.8%.

•	Average occupancy remained stable at 89.3%.
Predictive growth measures in the same store multi-tenant portfolio include:

•	Average in-place rent increases of 2.90%, up from 2.81% eight quarters ago

•	Future annual contractual increases of 3.16% for leases commencing in the quarter

•	Weighted average cash leasing spreads of 4.2% on 353,000 square feet renewed:

◦	13% (<0% spread)

◦	7% (0-3%)

◦	40% (3-4%)

◦	40% (>4%)

•	Tenant retention of 86.6%
Portfolio leasing activity in the fourth quarter totaled 527,000 square feet related to 135 leases:

•	382,000 square feet of renewals

•	145,000 square feet of new and expansion leases
During the fourth quarter, the Company acquired six medical office buildings for $107.4 million totaling 317,000 square feet. Acquisitions included:

•	In Raleigh, a 58,000 square foot building adjacent to A2 rated WakeMed's North Hospital for $21.6 million.

•	In Dallas, a 48,000 square foot building adjacent to AA- rated Baylor Scott & White Health's Medical Center of Plano for $20.1 million.

•	In Seattle, a 36,000 square foot building anchored by A rated EvergreenHealth for $22.8 million.

•	In Seattle, a 44,000 square foot building anchored by AA+ rated UW Medicine and A rated Overlake Hospital for $24.3 million.

•	In Seattle, a 20,000 square foot building adjacent to BBB+ rated CommonSpirit Health's Highline Medical Center for $10.0 million.

•
In Memphis, a 111,000 square foot building anchored by BBB+ rated Baptist Memorial Health Care. The 85% pre-leased building is being redeveloped for a total budget of $27.8 million, including the acquisition of the building for $8.7 million, and is expected to generate a yield of 7.6% once stabilized.

Subsequent to the end of the quarter, the Company acquired an 87,000 square foot medical office building adjacent to AA- rated MemorialCare Health's Saddleback Medical Center in Los Angeles for $42.0 million.
Fourth quarter dispositions totaled $39.7 million including four medical office buildings, two inpatient rehab facilities, and one skilled nursing facility.

During the fourth quarter, the Company sold 3.1 million shares through its at-the-market equity program, generating $103.2 million in net proceeds.
Net debt to adjusted EBITDA decreased to 4.9 times at the end of the quarter.
A dividend of $0.30 per share was declared for the fourth quarter.

ANNUAL HIGHLIGHTS

Normalized FFO totaled $206.2 million, or $1.60 per diluted common share, up from $1.57 per diluted common share in 2018.
Predictive growth measures in the same store multi-tenant portfolio include:

•	Average in-place contractual rent increases of 2.90%

•	Future annual contractual increases of 3.12% for leases commencing in the year

•	Weighted average cash leasing spreads of 3.8% on 1,870,000 square feet renewed:

◦	10% (<0% spread)

◦	4% (0-3%)

◦	59% (3-4%)

◦	27% (>4%)

•	Average tenant retention of 87.4%
Annual portfolio leasing activity totaled 2,592,000 square feet related to 658 leases:

◦	2,080,000 square feet of renewals

◦	512,000 square feet of new and expansion leases
Net investment activity totaled $355.0 million:

•	$381.3 million of acquisitions

•	$28.6 million of development and redevelopment funding

•	$54.9 million of dispositions
Dividends paid in 2019 totaled $155.4 million, which equaled 75.3% of normalized FFO and 95.0% of FAD.

OTHER ITEMS OF NOTE

The Company expects general and administrative expense to increase in the first quarter of 2020 over the fourth quarter of 2019 by approximately $0.8 million due to customary increases in payroll taxes, non-cash ESPP expense and healthcare savings account fundings. Approximately $0.7 million is not expected to recur in subsequent quarters.
In May 2019, the Company entered into a $150 million unsecured term loan due 2026 with a delayed draw feature through February 2020.  The Company will draw the $150 million term loan at the end of February and the credit spread will be 50 basis points higher than has been paid to carry this balance on the revolver during the delayed draw period.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF DECEMBER 31, 2019

Properties

$4.3B invested in 204 properties
15.4M SF owned in 25 states
11.4M SF managed by Healthcare Realty
93.8% medical office and outpatient
87.6% on/adjacent to hospital campuses
2.9% same store cash NOI growth (TTM)

Capitalization

$6.3B enterprise value as of 2/7/2020
$4.9B market capitalization as of 2/7/2020
134.7M shares outstanding as of 2/7/2020
$0.30 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
24.0% debt to enterprise value at 12/31/2019
4.9x net debt to adjusted EBITDA

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of December 31, 2019, the Company owned 204 real estate properties in 25 states totaling 15.4 million square feet and was valued at approximately $5.9 billion. The Company provided leasing and property management services to 11.4 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Real estate properties
Land	$289,751	$267,803	$247,772	$230,206	$230,206
Buildings, improvements and lease intangibles	3,986,326	3,915,308	3,845,546	3,757,260	3,675,415
Personal property	10,538	10,899	10,804	10,739	10,696
Construction in progress	48,731	44,041	36,996	40,326	33,107
Land held for development	24,647	24,647	24,647	24,647	24,647
Total real estate properties	4,359,993	4,262,698	4,165,765	4,063,178	3,974,071
Less accumulated depreciation and amortization	(1,121,102)	(1,106,387)	(1,064,408)	(1,035,800)	(1,015,174)
Total real estate properties, net	3,238,891	3,156,311	3,101,357	3,027,378	2,958,897
Cash and cash equivalents	657	11,809	7,617	11,313	8,381
Assets held for sale, net	37	5,289	6,615	10,568	9,272
Operating lease right-of-use assets [1]	126,177	126,711	127,326	128,141	—
Financing lease right-of-use assets [1]	12,667	9,063	9,095	9,259	—
Other assets	185,426	181,975	176,537	175,864	214,697
Total assets	$3,563,855	$3,491,158	$3,428,547	$3,362,523	$3,191,247

LIABILITIES AND STOCKHOLDERS' EQUITY
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Liabilities
Notes and bonds payable	$1,414,069	$1,443,919	$1,442,758	$1,343,110	$1,345,984
Accounts payable and accrued liabilities	78,517	75,094	60,394	61,519	80,411
Liabilities of properties held for sale	145	300	511	633	587
Operating lease liabilities [1]	91,574	91,356	91,056	91,044	—
Financing lease liabilities [1]	18,037	14,305	14,216	14,294	—
Other liabilities	61,504	61,023	50,168	46,144	47,623
Total liabilities	1,663,846	1,685,997	1,659,103	1,556,744	1,474,605
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,347	1,314	1,292	1,292	1,253
Additional paid-in capital	3,485,003	3,379,572	3,305,344	3,302,814	3,180,284
Accumulated other comprehensive loss	(6,175)	(8,470)	(6,189)	(1,611)	(902)
Cumulative net income attributable to common stockholders	1,127,304	1,100,094	1,097,494	1,093,010	1,088,119
Cumulative dividends	(2,707,470)	(2,667,349)	(2,628,497)	(2,589,726)	(2,552,112)
Total stockholders' equity	1,900,009	1,805,161	1,769,444	1,805,779	1,716,642
Total liabilities and stockholders' equity	$3,563,855	$3,491,158	$3,428,547	$3,362,523	$3,191,247

1
Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, the Company recorded the present value of future lease payments on the Condensed Consolidated Balance Sheet. This amount was recorded as a right-of-use asset with a corresponding lease liability. The right-of-use asset also includes prepaid leases and acquisition market rate intangibles. The Company's leases where it is the lessee are primarily ground leases. All of the Company's ground leases that were in-place as of December 31, 2018 were recorded as operating leases. The Company assumed two ground leases in connection with an acquisition in the first quarter and one ground lease in connection with an acquisition in the fourth quarter that were classified as finance leases.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Revenues
Rental income	$119,438	$117,740	$114,351	$110,696	$111,149	$111,452	$109,566	$110,229
Other operating	2,086	2,059	1,966	1,961	2,019	2,010	2,068	1,895
	121,524	119,799	116,317	112,657	113,168	113,462	111,634	112,124
Expenses
Property operating	46,214	46,777	44,286	42,725	42,815	44,135	41,737	41,818
General and administrative [1]	7,669	10,802	7,845	8,510	8,534	8,504	8,373	9,101
Acquisition and pursuit costs [2]	515	501	422	305	200	141	120	277
Depreciation and amortization	46,134	45,137	43,926	42,662	42,437	42,061	40,130	39,573
Bad debts, net of recoveries [3]	—	—	—	—	18	(62)	104	—
	100,532	103,217	96,479	94,202	94,004	94,779	90,464	90,769
Other income (expense)
Gain on sales of real estate properties	20,036	200	4,849	15	10,787	1,288	29,590	—
Interest expense	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)	(12,668)
Impairment of real estate assets	(7)	—	(5,610)	—	—	—	—	—
Interest and other income (expense), net	5	—	(743)	9	(35)	41	38	493
	6,218	(13,981)	(15,354)	(13,564)	(2,850)	(12,135)	16,559	(12,175)
Net income	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180

1
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses in the third quarter of 2019 for the acceleration of his outstanding restricted stock awards and associated taxes.

2	Includes third party and travel costs related to the pursuit of acquisitions and developments.

3	Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Net income	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180
Gain on sales of real estate assets	(20,036)	(200)	(4,849)	(15)	(10,787)	(1,288)	(29,590)	—
Impairments of real estate assets	7	—	5,610	—	—	—	—	—
Real estate depreciation and amortization	47,042	45,926	44,682	43,383	43,380	42,723	40,747	40,003
FFO	$54,223	$48,327	$49,927	$48,259	$48,907	$47,983	$48,886	$49,183
Acquisition and pursuit costs [3]	515	501	422	305	200	141	120	277
Lease intangible amortization [4]	4	5	54	84	—	—	—	—
Accelerated stock awards [5]	—	2,854	—	—	—	70	—	—
Forfeited earnest money received	—	—	—	—	—	—	—	(466)
Debt financing costs	—	—	760	—	—	—	—	—
Normalized FFO	$54,742	$51,687	$51,163	$48,648	$49,107	$48,194	$49,006	$48,994
Non-real estate depreciation and amortization	838	838	829	763	790	845	829	820
Non-cash interest expense amortization [6]	731	727	707	702	649	661	652	646
Provision for bad debt, net	124	(32)	150	(75)	18	(62)	104	—
Straight-line rent income, net	(781)	(379)	(1)	(270)	(302)	(413)	(683)	(1,330)
Stock-based compensation	2,133	2,375	2,372	2,639	2,601	2,605	2,593	2,822
Normalized FFO adjusted for non-cash items	57,787	55,216	55,220	52,407	52,863	51,830	52,501	51,952
2nd generation TI	(12,126)	(6,114)	(6,124)	(4,326)	(10,367)	(6,950)	(7,755)	(5,867)
Leasing commissions paid	(4,970)	(2,697)	(2,315)	(1,347)	(2,182)	(1,139)	(1,947)	(1,851)
Capital expenditures	(5,159)	(3,543)	(4,993)	(3,462)	(2,817)	(6,229)	(7,117)	(4,184)
FAD	$35,532	$42,862	$41,788	$43,272	$37,497	$37,512	$35,682	$40,050
Dividends paid	$40,121	$38,852	$38,771	$37,614	$37,571	$37,570	$37,569	$37,556
FFO per common share - diluted	$0.41	$0.37	$0.39	$0.39	$0.39	$0.39	$0.39	$0.40
Normalized FFO per common share - diluted	$0.41	$0.40	$0.40	$0.39	$0.40	$0.39	$0.40	$0.40
FFO weighted average common shares outstanding - diluted [7]	133,125	129,015	128,279	124,928	124,240	124,192	123,983	123,984

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.

5
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

6	Includes the amortization of deferred financing costs, discounts and premiums.

7	Diluted weighted average common shares outstanding for the three months ended December 31, 2019 includes the dilutive effect of nonvested share-based awards outstanding of 807,447.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Acquisitions [1]	$107,408	$78,681	$102,225	$93,000	$36,950
Re/development [1]	7,028	7,359	6,916	7,281	6,895
1st gen. TI & acquisition capex [2]	8,184	3,793	4,934	2,887	3,394

MAINTENANCE CAPITAL EXPENDITURES
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
$ Spent
2nd generation TI	$12,126	$6,114	$6,124	$4,326	$10,367
Leasing commissions paid	4,970	2,697	2,315	1,347	2,182
Capital expenditures	5,159	3,543	4,993	3,462	2,817
	$22,255	$12,354	$13,432	$9,135	$15,366
% of Cash NOI
2nd generation TI	16.2%	8.4%	8.5%	6.2%	14.8%
Leasing commissions paid	6.7%	3.7%	3.2%	1.9%	3.1%
Capital expenditures	6.9%	4.9%	6.9%	5.0%	4.0%
	29.8%	17.0%	18.6%	13.1%	21.9%

LEASING COMMITMENTS
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Renewals
Square feet	381,561	756,211	366,524	575,195	341,032
2nd generation TI/square foot/lease year	$3.15	$2.12	$1.75	$2.12	$1.69
Leasing commissions/square foot/lease year	$0.91	$0.86	$0.43	$0.60	$0.49
WALT (in months) [3]	56.6	55.0	53.0	46.3	51.4

New leases
Square feet	117,274	95,948	123,918	78,947	104,248
2nd generation TI/square foot/lease year	$5.06	$4.79	$5.18	$5.06	$4.72
Leasing commissions/square foot/lease year	$1.60	$1.29	$1.05	$0.91	$1.23
WALT (in months) [3]	69.0	74.3	60.7	59.6	72.8

All
Square feet	498,835	852,159	490,442	654,142	445,280
2nd generation TI/square foot/lease year	$3.67	$2.51	$2.71	$2.56	$2.60
Leasing commissions/square foot/lease year	$1.10	$0.92	$0.60	$0.64	$0.72
Leasing commitments as a % of annual net rent	21.0%	14.0%	15.7%	14.4%	16.0%
WALT (in months) [3]	59.5	57.2	55.0	47.9	56.4

1
The Company acquired a property in Memphis, Tennessee during the fourth quarter of 2019, which the Company plans to redevelop during 2020. The purchase price of $8.7 million for building and land is included in the acquisition funding.

2	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

3	WALT = weighted average lease term.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF DECEMBER 31, 2019
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023	$2,398	$250,000	$248,540	40	3.75%	3.95%
Senior notes due May 2025 [2]	2,469	250,000	248,522	64	3.88%	4.08%
Senior notes due January 2028	2,774	300,000	295,651	96	3.63%	3.84%
Total senior notes outstanding	$7,641	$800,000	$792,713	68	3.74%	3.95%
$700 million unsecured credit facility due May 2023	1,932	293,000	293,000	41	LIBOR + 0.90%	2.66%
$200 million unsecured term loan facility due May 2024 [3]	1,893	200,000	199,013	53	LIBOR + 1.00%	3.27%
$150 million unsecured term loan facility due June 2026 [4]	—	—	—	77	LIBOR + 1.60%	NA
Mortgage notes payable, net	1,567	129,258	129,343	53	4.95%	4.81%
Total outstanding notes and bonds payable	$13,033	$1,422,258	$1,414,069	59	3.56%	3.67%
Interest cost capitalization	(412)
Unsecured credit facility fee and deferred financing costs	971
Financing lease right-of-use assets	224
Total quarterly consolidated interest expense	$13,816

DEBT MATURITIES SCHEDULE AS OF DECEMBER 31, 2019
	PRINCIPAL PAYMENTS					WEIGHTED AVERAGE RATE
	CREDIT FACILITY	TERM LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	MORTGAGE NOTES	OTHER	TOTAL
2020				$23,064	$23,064	6.06%	—%	6.06%
2021				17,594	17,594	5.56%	—%	5.56%
2022				12,977	12,977	3.84%	—%	3.84%
2023	$293,000		$250,000	30,230	573,230	4.23%	3.16%	3.22%
2024		$200,000		25,966	225,966	4.52%	3.27%	3.42%
2025			250,000	1,940	251,940	5.63%	3.88%	3.89%
2026				8,512	8,512	4.09%	—%	4.09%
2027				785	785	6.38%	—%	6.38%
2028			300,000	380	300,380	6.63%	3.63%	3.63%
Thereafter				7,810	7,810	6.85%	—%	6.85%
Total	$293,000	$200,000	$800,000	$129,258	$1,422,258	4.95%	3.43%	3.56%
Weighted average rate	2.66%	3.27%	3.74%	4.95%	3.56%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3	The effective interest rate includes the impact of interest rate swaps on $175.0 million at a weighted average rate of 2.29% (plus the applicable margin rate, currently 100 basis points).

4
As of December 31, 2019, there are no outstanding loans under the $150 million unsecured term loan due June 2026. This term loan has a delayed draw feature that allows the Company up to February 2020 to draw against the commitments.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 11

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED DECEMBER 31, 2019 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS	EXCLUDING [2] LEASE ACCOUNTING IMPACT
Revolving credit facility and term loan [3]
Leverage ratio	Total debt/total capital	Not greater than 60%	32.2%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	2.9%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	32.6%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.3x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.8x
Construction and development	CIP/total assets	Not greater than 15%	1.4%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	0.9%

Senior notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	33.5%	31.8%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.0%	2.9%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	300.9%	315.5%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.8x	4.8x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	4.9x
Debt to enterprise value [6]	Debt/enterprise value	Not required	24.0%

1	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

2	Excludes the impact of the adoption of Topic 842, Leases where lease liabilities are considered debt per the covenant definitions.

3
As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.

4	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

5	Adjusted EBITDA is based on the current quarter results, annualized. See page 27 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.

6	Based on the closing price of $33.37 on December 31, 2019 and 134,706,154 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 12

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Washington D.C. [3]	MOB	0.00	Inova Health	3/28/2019	$46,000	158,338	75%	5.2%
Indianapolis, IN	MOB	0.00	Indiana University Health	3/28/2019	47,000	143,499	100%	5.1%
Atlanta, GA	MOB	0.14	Piedmont Healthcare	4/2/2019	28,000	47,963	100%	5.7%
Dallas, TX	MOB	0.01	Baylor Scott & White Health	6/10/2019	17,000	89,990	85%	6.2%
Seattle, WA	MOB	0.20	MultiCare Health System	6/11/2019	7,720	29,870	100%	6.9%
Seattle, WA	MOB	0.27	UW Medicine (Seattle)	6/14/2019	19,005	47,255	96%	5.8%
Seattle, WA	MOB	0.35	UW Medicine (Seattle)	6/28/2019	30,500	78,288	99%	5.7%
Houston, TX	MOB	0.00	Houston Methodist	8/1/2019	13,500	29,903	100%	5.7%
Oklahoma City, OK	MOB	0.02	Integris Health	9/26/2019	4,100	28,542	76%	6.3%
Los Angeles, CA3	MOB	0.05	Huntington Hospital	9/30/2019	61,081	115,634	87%	5.2%
Raleigh, NC	MOB	0.11	WakeMed Health	10/31/2019	21,625	57,730	100%	5.5%
Dallas, TX [4]	MOB	0.04	Baylor Scott & White Health	10/31/2019	20,084	48,192	95%	5.3%
Seattle, WA	MOB	0.30	EvergreenHealth	11/18/2019	22,800	36,350	100%	5.5%
Seattle, WA	MOB	3.50	UW Medicine (Seattle)	12/10/2019	24,250	44,166	94%	6.1%
Memphis, TN [5]	MOB	0.26	Baptist Memorial Health Care	12/13/2019	8,699	110,883	NA	NA
Seattle, WA	MOB	0.15	CommonSpirit Health	12/18/2019	9,950	20,109	100%	6.3%
2019 Total					$381,314	1,086,712	92%	5.5%
Subsequent activity
Los Angeles, CA	MOB	0.14	MemorialCare Health	1/3/2020	42,000	86,986	79%	5.3%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [6]
Tucson, AZ 7	MOB	Varies	Tenet Healthcare [7]	4/9/2019	$13,000	67,345	95%	6.2%
Virginia Beach, VA	MOB	0.25	None	8/1/2019	1,300	10,000	100%	12.2%
San Antonio, TX	MOB	0.04	HCA	8/28/2019	900	10,138	50%	3.0%
New Orleans, LA3	MOB	0.00	LCMC Health	11/25/2019	3,750	136,155	25%	3.3%
Dallas, TX3	MOB	7.00	Baylor Scott & White Health	12/30/2019	8,660	69,558	80%	4.5%
Subtotal - MOBs					$27,610	293,196	58%	5.5%
Erie, PA	IRF	NA	NA	10/25/2019	14,000	90,123	100%	15.6%
Kingsport, TN	SNF	NA	NA	11/27/2019	9,500	75,000	100%	8.7%
Pittsburgh, PA	IRF	NA	NA	12/18/2019	3,750	78,731	—%	(9.0)%
2019 Total					$54,860	537,050	63%	7.6%

1	MOB = Medical office building; IRF = Inpatient rehabilitation facility; SNF = skilled nursing facility

2	For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price.

3	Includes two properties.

4	Represents the cap rate when tenant build out for existing leases is complete and all tenants are occupying and paying full rent.

5
The Company acquired a 110,883 square foot building in Memphis, Tennessee that it has classified as a redevelopment project. This property was 43% occupied and 84% leased at acquisition and is expected to produce NOI at or near breakeven during the construction period. The project is expected to be completed and stabilized in the first quarter of 2021.

6	For dispositions, cap rate represents the in-place cash NOI divided by sales price.

7	Includes three off-campus MOBs and one on-campus MOB sold to a single purchaser. The associated health system is Tenet for three of these buildings.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 13

Investment Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
LOCATION	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 12/31/2019	REMAINING FUNDINGS	LEASED %	EXPECTED CASH NOI AT LEASED %	EXPECTED STABILIZED YIELD
Development
Seattle, WA	0.00	151,000	$64,120	$49,033	$15,087	60%	$617	7.0%
Redevelopment
Memphis, TN [1]	0.26	110,883	27,800	9,032	18,768	85%	449	7.6%
Total		261,883	$91,920	$58,065	$33,855	71%	$1,066

RE/DEVELOPMENT EXPECTED CASH NOI AND OCCUPANCY RAMP UP TO LEASED % [2]
LOCATION	INITIAL OCCUPANCY	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Development
Seattle, WA
Cash NOI		—	$40	$386	$617	$617	$621	$633
Average occupancy	Q1 2020	—%	10%	40%	60%	60%	60%	60%
Redevelopment
Memphis, TN
Cash NOI		—	—	—	—	—	$449	$449
Average occupancy	Q4 2019	43%	44%	44%	44%	44%	85%	85%
Total Cash NOI		$0	$40	$386	$617	$617	$1,070	$1,082

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2015	$187,216	$27,859	$215,075	$157,975
2016	241,939	45,343	287,282	94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
2019	381,314	28,584	409,898	54,860
2020	42,000	NA	42,000	NA
Average (2015-2019)	249,817	33,932	283,749	105,782
% of Total	88.0%	12.0%	100.0%

1	The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.

2	Does not reflect the impact of capitalized interest that will be reduced at lease commencement.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 14

Portfolio [1]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 93.8%		NON-MOB 6.2%
MARKET	MSA RANK	INVESTMENT	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$516,319	25	2,073,198		156,245	145,365	2,374,808	15.5%
Seattle, WA	15	591,753	25	1,305,689	67,510			1,373,199	8.9%
Nashville, TN	36	201,625	6	766,523			108,691	875,214	5.7%
Charlotte, NC	22	180,566	16	860,735				860,735	5.6%
Los Angeles, CA	2	250,562	14	709,797		63,000		772,797	5.0%
Denver, CO	19	150,789	9	557,368			93,869	651,237	4.2%
Houston, TX	5	148,302	9	563,760			57,170	620,930	4.1%
Richmond, VA	44	149,238	7	548,801				548,801	3.6%
Atlanta, GA	9	216,272	9	524,017	19,732			543,749	3.5%
Des Moines, IA	87	139,165	7	197,994	181,961		152,655	532,610	3.5%
Indianapolis, IN	33	122,146	4	526,194				526,194	3.4%
Memphis, TN	43	97,943	7	515,876				515,876	3.4%
Washington, DC	6	150,325	6	507,336				507,336	3.3%
San Antonio, TX	24	95,474	6	473,673				473,673	3.1%
Oklahoma City, OK	41	126,122	4	180,049	200,000			380,049	2.5%
Austin, TX	30	107,168	5	375,333				375,333	2.4%
Chicago, IL	3	93,658	3	352,800				352,800	2.3%
Honolulu, HI	56	144,127	3	298,427				298,427	1.9%
San Francisco, CA	12	121,493	3	286,270				286,270	1.9%
Miami, FL	7	59,306	4	241,980				241,980	1.6%
Colorado Springs, CO	79	54,084	3	241,224				241,224	1.6%
Other (16 markets)		555,646	29	1,494,693	322,482	186,000		2,003,175	13.0%
Total		$4,272,083	204	13,601,737	791,685	405,245	557,750	15,356,417	100.0%
Number of properties				185	11	3	5	204
% of square feet				88.6%	5.2%	2.6%	3.6%	100.0%
Investment [1]				$3,674,712	$238,937	$221,478	$136,956	$4,272,083
Quarterly cash NOI				$62,333	$4,953	$5,471	$1,540	$74,297
% of cash NOI				83.9%	6.7%	7.3%	2.1%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	196	190	14	204
Square feet	14,393,422	14,159,487	1,196,930	15,356,417
% of square feet	93.8%	92.2%	7.8%	100.0%
Occupancy %	87.1%	86.6%	100.0%	87.7%
Investment [1]	$3,913,649	$3,811,668	$460,415	$4,272,083
Quarterly cash NOI	$67,286	$63,873	$10,424	$74,297
% of cash NOI	90.6%	86.0%	14.0%	100.0%

1	Excludes assets held for sale, land held for development, construction in progress, Memphis Redevelopment and corporate property.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 15

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 94.8% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	280,941	163,188	—	2,278,385	15.8%
Ascension Health	4	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	8.6%
CommonSpirit Health [6]	3	BBB+/Baa1	807,182	311,310	95,486	—	1,213,978	8.4%
Atrium Health	29	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.7%
Tenet Healthcare	7	B/B2	570,264	67,790	—	—	638,054	4.4%
Bon Secours Mercy Health	78	A+/--	548,801	—	—	—	548,801	3.8%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.7%
Baptist Memorial Health Care	95	BBB+/--	424,306	—	39,345	52,225	515,876	3.6%
Wellstar Health System	84	A/A2	476,054	—	—	—	476,054	3.3%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	44,166	125,543	466,785	3.2%
HCA	2	BB+/Ba2	177,340	167,017	—	78,305	422,662	2.9%
University of Colorado Health	68	AA/Aa3	150,291	161,099	33,850	—	345,240	2.4%
Trinity Health	6	AA-/Aa3	267,952	73,331	—	—	341,283	2.4%
Providence St. Joseph Health	5	AA-/Aa3	176,854	129,181	—	—	306,035	2.1%
Hawaii Pacific Health	195	--/A1	173,502	—	—	124,925	298,427	2.1%
Inova Health System	76	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Medstar Health	39	A/A2	241,739	—	—	—	241,739	1.7%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	339	A/A2	191,051	39,659	—	—	230,710	1.6%
MultiCare Health System	110	AA-/Aa3	154,452	63,039	—	—	217,491	1.5%
Memorial Hermann	43	A+/A1	—	206,090	—	—	206,090	1.4%
Mercy (St. Louis)	37	AA-/Aa3	—	—	200,000	—	200,000	1.4%
Other (22 credit rated systems)			907,321	859,846	146,689	—	1,913,856	13.3%
Subtotal - credit rated [7]			9,599,101	2,914,239	1,036,237	380,998	13,930,575	96.8%
Non-credit rated			102,555	—	—	360,292	462,847	3.2%
Total			9,701,656	2,914,239	1,036,237	741,290	14,393,422	100.0%
% of total			67.4%	20.2%	7.2%	5.2%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Previously Catholic Health Initiatives.

7	Based on square footage, 88.6% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 16

Top Tenants [1]

					LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF ASSOCIATED PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	24	150	927,456	156,245	1,083,701	8.0%	8.6%
Atrium Health	29	AA-/Aa3	16	81	644,090	—	644,090	4.8%	4.3%
Mercy (St. Louis)	37	AA-/Aa3	2	2	200,000	186,000	386,000	2.9%	3.9%
CommonSpirit Health [3]	3	BBB+/Baa1	17	76	583,151	—	583,151	4.3%	3.8%
Indiana University Health	26	AA/Aa2	4	61	436,456	—	436,456	3.2%	2.6%
Ascension Health	4	AA+/Aa2	11	68	389,583	—	389,583	2.9%	2.6%
WellStar Health System	84	A/A2	7	48	322,697	—	322,697	2.4%	2.2%
UW Medicine (Seattle)	49	AA+/Aaa	8	23	189,427	—	189,427	1.4%	1.7%
Bon Secours Mercy Health	78	A+/--	7	59	271,252	—	271,252	2.0%	1.7%
Proliance Surgeons	-	-	7	17	134,474	—	134,474	1.0%	1.5%
University of Colorado Health	68	AA/Aa3	5	13	194,061	—	194,061	1.4%	1.3%
Baptist Memorial Health Care	95	BBB+/--	7	25	193,187	—	193,187	1.4%	1.3%
Providence St. Joseph Health	5	AA-/Aa3	6	24	107,540	—	107,540	0.8%	1.1%
Medstar Health	39	A/A2	3	53	151,463	—	151,463	1.1%	1.1%
USPI	-	-	6	11	124,590	—	124,590	0.9%	1.1%
Eating Recovery Center	-	B-/B3	4	7	104,193	—	104,193	0.8%	1.0%
Trinity Health	6	AA-/Aa3	3	31	165,250	—	165,250	1.2%	1.0%
Tenet Healthcare	7	B/B2	10	31	105,493	63,000	168,493	1.3%	0.9%
MultiCare Health System	110	AA-/Aa3	4	18	128,978	—	128,978	1.0%	0.9%
Hawaii Pacific Health	195	--/A1	3	35	91,072	—	91,072	0.7%	0.9%
DaVita	-	BB/Ba2	11	13	115,646	—	115,646	0.9%	0.9%
Inova Health	76	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.8%
Labcorp of America	-	BBB/Baa2	22	24	176,837	—	176,837	1.3%	0.8%
HCA	2	BB+/Ba2	6	13	81,025	—	81,025	0.6%	0.7%
Kaiser Permanente	1	AA-/--	3	8	85,162	—	85,162	0.6%	0.6%
Overlake Health System	339	A/A2	2	8	73,676	—	73,676	0.5%	0.6%
Advocate Aurora Health Care	14	AA/Aa3	2	11	63,797	—	63,797	0.5%	0.6%
Memorial Hermann	43	A+/A1	2	2	99,874	—	99,874	0.7%	0.6%
Allina Health	58	AA-/Aa3	2	9	76,929	—	76,929	0.6%	0.5%
Cedars-Sinai Health	66	--/Aa3	1	14	47,661	—	47,661	0.4%	0.5%
Total				945	6,375,553	405,245	6,780,798	50.3%	50.1%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

3	Previously Catholic Health Initiatives.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
On campus	67.4%	68.4%	68.9%	70.0%	69.3%	69.6%
Adjacent to campus [3]	20.2%	19.3%	18.7%	17.9%	18.3%	18.1%
Total on/adjacent	87.6%	87.7%	87.6%	87.9%	87.6%	87.7%
Off campus - anchored by health system [4]	7.2%	6.7%	7.3%	7.6%	7.8%	7.7%
Off campus	5.2%	5.6%	5.1%	4.5%	4.6%	4.6%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	122	9,701,656	67.4%	67.4%	On campus	7,706,236	89.4%
0.00	250 yards	29	1,740,172	12.1%	79.5%	Adjacent [3]	128,717	1.5%
250 yards	0.25 miles	21	1,174,067	8.1%	87.6%		120,036	1.4%
0.25 miles	0.50	4	286,818	2.0%	89.6%	Off campus	124,925	1.4%
0.50	1.00	2	280,873	2.0%	91.6%		—	—%
1.00	2.00	5	519,446	3.6%	95.2%		319,446	3.7%
2.00	5.00	7	352,316	2.5%	97.7%		13,818	0.2%
5.00	10.00	3	205,631	1.4%	99.1%		205,631	2.4%
10.00		3	132,443	0.9%	100.0%		—	—%
Total		196	14,393,422	100.0%			8,618,809	100.0%

1	Excludes construction in progress, Memphis Redevelopment and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 18

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2020	735	2,601,739	21.2%	1	83,318	7.0%	736	2,685,057	19.9%	19.5%
2021	481	1,707,938	13.9%	—	—	—%	481	1,707,938	12.7%	12.3%
2022	472	1,667,044	13.6%	1	58,285	4.9%	473	1,725,329	12.8%	13.0%
2023	334	1,478,025	12.1%	—	—	—%	334	1,478,025	11.0%	11.4%
2024	403	1,869,217	15.2%	1	63,000	5.2%	404	1,932,217	14.4%	13.9%
2025	127	735,624	6.0%	2	91,561	7.6%	129	827,185	6.1%	6.1%
2026	113	427,655	3.5%	—	—	—%	113	427,655	3.2%	2.8%
2027	89	393,432	3.2%	2	342,245	28.6%	91	735,677	5.5%	7.5%
2028	88	513,334	4.2%	2	235,419	19.7%	90	748,753	5.6%	6.0%
2029	94	590,514	4.8%	3	165,342	13.8%	97	755,856	5.6%	5.1%
Thereafter	65	280,990	2.3%	2	157,760	13.2%	67	438,750	3.2%	2.4%
Total leased	3,001	12,265,512	86.6%	14	1,196,930	100.0%	3,015	13,462,442	87.7%	100.0%
Total building		14,159,487	100.0%		1,196,930	100.0%		15,356,417	100.0%
WALTR (months) [3]		42.7			87.0			46.7
WALT (months) [3]		86.5			165.5			93.5

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,603	—	>100,000	42.0%	6,451,077	146,615	44
2,501 - 5,000	739	—	<100,000 and >75,000	25.8%	3,968,613	86,274	46
5,001 - 7,500	236	—	<75,000 and >50,000	17.2%	2,643,246	62,934	42
7,501 - 10,000	143	—	<50,000 and >25,000	12.7%	1,945,504	38,147	51
10,001 +	280	14	<25,000	2.3%	347,977	16,570	21
Total Leases	3,001	14	Total	100.0%	15,356,417	75,277	204

1	Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.

2	Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,087 square feet.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 19

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Multi-tenant
Investment	$3,240,598	$3,004,110	$2,946,524	$2,894,291	$2,897,873	$2,833,607
Number of properties	157	149	147	150	151	145
Total building square feet	12,243,069	11,675,944	11,533,207	11,432,246	11,490,212	11,341,527
Period end % occupied	88.3%	87.6%	88.3%	88.1%	88.6%	88.5%
Single-tenant
Investment	$460,415	$461,845	$461,794	$463,261	$471,319	$482,727
Number of properties	14	14	14	14	14	15
Total building square feet	1,196,930	1,252,198	1,252,198	1,252,198	1,307,713	1,341,781
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,701,013	$3,465,955	$3,408,318	$3,357,552	$3,369,192	$3,316,334
Number of properties	171	163	161	164	165	160
Total building square feet	13,439,999	12,928,142	12,785,405	12,684,444	12,797,925	12,683,308
Period end % occupied	89.3%	88.8%	89.5%	89.3%	89.8%	89.7%

PROPERTIES NOT IN SAME STORE
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Acquisitions [2]
Investment	$500,063	$637,827	$574,793	$520,418	$437,835	$464,185
Number of properties	24	30	27	24	22	26
Total building square feet	1,487,251	1,935,189	1,803,890	1,648,552	1,381,323	1,470,154
Period end % occupied	86.1%	90.1%	91.1%	91.0%	92.5%	91.9%
Development completions
Investment	—	—	$29,798	$29,388	$29,375	$29,122
Number of properties	—	—	1	1	1	1
Total building square feet	—	—	99,957	99,957	99,957	99,957
Period end % occupied	—%	—%	41.8%	41.8%	38.4%	38.4%
% leased	—%	—%	44.9%	41.8%	41.8%	41.8%
Reposition [3]
Investment	$71,007	$84,728	$85,713	$85,342	$74,415	$82,354
Number of properties	9	11	12	12	11	14
Total building square feet	429,167	567,252	577,390	577,390	519,424	574,396
Period end % occupied	41.9%	36.0%	38.7%	39.1%	35.7%	47.0%

TOTAL PROPERTIES
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Investment	$4,272,083	$4,188,510	$4,098,622	$3,992,700	$3,910,817	$3,891,995
Number of properties	204	204	201	201	199	201
Total building square feet	15,356,417	15,430,583	15,266,642	15,010,343	14,798,629	14,827,815
Period end % occupied	87.7%	87.0%	87.4%	87.2%	87.8%	87.9%

1	Excludes land held for development, construction in progress, Memphis Redevelopment, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 20

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning September 30, 2019	204	13,425,337	15,430,583	87.0%	163	11,476,507	12,928,142	88.8%
Portfolio activity
Acquisitions	5	178,638	206,547	86.5%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [1]	(5)	(162,394)	(280,713)	57.9%	(3)	(137,622)	(142,628)	96.5%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	11	639,110	654,485	97.7%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	204	13,441,581	15,356,417	87.5%	171	11,977,995	13,439,999	89.1%
Leasing activity
New leases/expansions	NA	145,141	NA	NA	NA	130,556	NA	NA
Move-outs/contractions	NA	(124,280)	NA	NA	NA	(106,818)	NA	NA
Net absorption	NA	20,861	NA	NA	NA	23,738	NA	NA
Ending December 31, 2019	204	13,462,442	15,356,417	87.7%	171	12,001,733	13,439,999	89.3%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning December 31, 2018	199	12,990,403	14,798,629	87.8%	165	11,488,129	12,797,925	89.8%
Portfolio activity
Acquisitions	17	862,347	975,829	88.4%	NA	NA	NA	NA
Re/development completions	—	32,002	40,278	79.5%	—	32,002	40,278	79.5%
Dispositions [1]	(12)	(330,205)	(458,319)	72.0%	(9)	(295,511)	(310,096)	95.3%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	15	844,219	869,901	97.0%
Development completions	NA	NA	NA	NA	1	38,384	99,957	38.4%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	(1)	(37,519)	(57,966)	64.7%
	204	13,554,547	15,356,417	88.3%	171	12,069,704	13,439,999	89.8%
Leasing activity
New leases/expansions	NA	473,240	NA	NA	NA	378,148	NA	NA
Move-outs/contractions	NA	(565,345)	NA	NA	NA	(446,119)	NA	NA
Net absorption	NA	(92,105)	NA	NA	NA	(67,971)	NA	NA
Ending December 31, 2019	204	13,462,442	15,356,417	87.7%	171	12,001,733	13,439,999	89.3%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 21

Same Store Leasing Statistics [1]

	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Average in-place contractual increases
Multi-tenant	2.90%	2.93%	2.91%	2.91%	2.91%	2.88%	2.84%	2.81%
Single-tenant	2.10%	2.12%	2.43%	2.46%	2.45%	2.42%	2.13%	2.12%
	2.80%	2.82%	2.84%	2.85%	2.84%	2.82%	2.73%	2.71%
Multi-tenant renewals
Cash leasing spreads	4.2%	3.3%	5.0%	3.3%	(0.5%)	3.8%	6.4%	5.2%
Tenant retention rate	86.6%	90.2%	87.4%	85.5%	82.6%	87.0%	84.4%	81.5%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.30%	2.50%	1.87%	49.88%	1.98%	8.56%
Fixed	3.00%	93.26%	2.65%	20.53%	2.99%	83.96%
Non-annual increase (annualized)
CPI	1.85%	0.72%	0.50%	2.62%	1.38%	0.96%
Fixed	1.30%	2.55%	2.25%	26.97%	1.88%	5.67%
No increase
Term > 1 year	—%	0.97%	—%	—%	—%	0.85%
Total [2]	2.90%	100.00%	2.10%	100.00%	2.80%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	50.8%	88.5%	54.5%
Physician and other	49.2%	11.5%	45.5%

Lease structure
Gross	12.3%	—%	11.0%
Modified gross	28.8%	—%	26.0%
Net	58.9%	—%	53.0%
Absolute net [3]	—%	100.0%	10.0%

Ownership type
Ground lease	64.6%	10.5%	59.8%
Fee simple	35.4%	89.5%	40.2%

1
Excludes recently acquired or disposed properties, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 22

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	2019	4Q 2019	3Q 2019	2Q 2019	1Q 2019	2018	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Multi-tenant
Revenues	$382,993	$96,403	$96,662	$95,537	$94,391	$373,724	$94,671	$94,713	$92,657	$91,683
Expenses	153,779	38,354	39,612	38,173	37,640	151,514	37,950	39,026	37,136	37,402
Cash NOI	$229,214	$58,049	$57,050	$57,364	$56,751	$222,210	$56,721	$55,687	$55,521	$54,281
Revenue per occ SF [2]	$35.45	$35.73	$35.79	$35.39	$34.94	$34.54	$34.96	$35.00	$34.30	$33.94
Margin	59.8%	60.2%	59.0%	60.0%	60.1%	59.5%	59.9%	58.8%	59.9%	59.2%
Average occupancy	88.3%	88.2%	88.2%	88.2%	88.3%	88.4%	88.5%	88.4%	88.3%	88.2%
Number of properties	157	157	157	157	157	157	157	157	157	157
Single-tenant
Revenues	$43,683	$11,026	$11,019	$10,968	$10,670	$42,426	$10,635	$10,652	$10,578	$10,561
Expenses	2,251	601	643	608	399	1,724	381	429	434	480
Cash NOI	$41,432	$10,425	$10,376	$10,360	$10,271	$40,702	$10,254	$10,223	$10,144	$10,081
Revenue per occ SF [2]	$36.49	$36.85	$36.82	$36.65	$35.66	$35.59	$35.54	$35.60	$35.53	$35.62
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	99.6%	100.0%	100.0%	99.5%	99.1%
Number of properties	14	14	14	14	14	14	14	14	14	14
Total
Revenues	$426,676	$107,429	$107,681	$106,505	$105,061	$416,150	$105,306	$105,365	$103,235	$102,244
Expenses	156,030	38,955	40,255	38,781	38,039	153,238	38,331	39,455	37,570	37,882
Cash NOI	$270,646	$68,474	$67,426	$67,724	$67,022	$262,912	$66,975	$65,910	$65,665	$64,362
Revenue per occ SF [2]	$35.55	$35.84	$35.89	$35.51	$35.01	$34.64	$35.01	$35.06	$34.42	$34.11
Margin	63.4%	63.7%	62.6%	63.6%	63.8%	63.2%	63.6%	62.6%	63.6%	62.9%
Average occupancy	89.3%	89.2%	89.3%	89.3%	89.3%	89.4%	89.5%	89.4%	89.3%	89.2%
Number of properties	171	171	171	171	171	171	171	171	171	171

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2019	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Multi-tenant
Revenue per occ SF [2]	2.6%	2.2%	2.2%	3.2%	2.9%
Avg occupancy (bps)	-10	-30	-20	-10	0
Revenues	2.5%	1.8%	2.1%	3.1%	3.0%
Expenses	1.5%	1.1%	1.5%	2.8%	0.6%
Cash NOI	3.2%	2.3%	2.4%	3.3%	4.6%
Single-tenant
Cash NOI	1.8%	1.7%	1.5%	2.1%	1.9%
Total
Revenues	2.5%	2.0%	2.2%	3.2%	2.8%
Cash NOI	2.9%	2.2%	2.3%	3.1%	4.1%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, Memphis Redevelopment, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Net income	$27,210	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180
Other income (expense)	(6,218)	13,981	15,354	13,564	2,850	12,135	(16,559)	12,175
General and administrative expense	7,669	10,802	7,845	8,510	8,534	8,504	8,373	9,101
Depreciation and amortization expense	46,134	45,137	43,926	42,662	42,437	42,061	40,130	39,573
Other expenses [1]	2,200	2,079	1,965	1,768	1,693	1,457	1,540	1,568
Straight-line rent expense	378	383	387	391	394	398	399	400
Straight-line rent revenue	(1,167)	(770)	(395)	(668)	(682)	(802)	(1,074)	(1,722)
Other revenue [2]	(1,430)	(1,726)	(1,447)	(1,468)	(1,523)	(1,288)	(1,382)	(1,553)
Cash NOI	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013	$69,156	$68,722
Acquisitions/development completions	(5,632)	(4,013)	(3,154)	(1,287)	(1,067)	(1,089)	(400)	—
Dispositions/other	(433)	(819)	(885)	(1,074)	(1,756)	(1,634)	(2,625)	(3,807)
Same store cash NOI and reposition	68,711	67,655	68,080	67,289	67,194	66,290	66,131	64,915
Reposition	(237)	(229)	(356)	(267)	(219)	(380)	(466)	(553)
Same store cash NOI	$68,474	$67,426	$67,724	$67,022	$66,975	$65,910	$65,665	$64,362

TOP DOWN RECONCILIATION
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Property operating before rent concessions	$108,029	$106,319	$103,245	$99,607	$99,877	$99,976	$97,185	$96,347
Rent concessions	(493)	(514)	(427)	(625)	(700)	(609)	(766)	(1,053)
Property operating	107,536	105,805	102,818	98,982	99,177	99,367	96,419	95,294
Single-tenant net lease	10,735	11,165	11,138	11,046	11,290	11,283	12,073	13,213
Straight-line rent revenue	1,167	770	395	668	682	802	1,074	1,722
Rental income	119,438	117,740	114,351	110,696	111,149	111,452	109,566	110,229
Property lease guaranty income	—	—	—	128	187	168	146	175
Parking income	1,982	1,935	1,870	1,734	1,733	1,752	1,819	1,626
Exclude straight-line rent revenue	(1,167)	(770)	(395)	(668)	(682)	(802)	(1,074)	(1,722)
Exclude other non-cash revenue [3]	(1,326)	(1,601)	(1,350)	(1,369)	(1,423)	(1,198)	(1,279)	(1,460)
Revenue	118,927	117,304	114,476	110,521	110,964	111,372	109,178	108,848
Property operating expense	(46,214)	(46,777)	(44,286)	(42,725)	(42,815)	(44,135)	(41,737)	(41,818)
Exclude non-cash expenses [4]	2,063	1,960	1,929	1,854	1,868	1,776	1,715	1,692
Cash NOI	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013	$69,156	$68,722
Acquisitions/development completions	(5,632)	(4,013)	(3,154)	(1,287)	(1,067)	(1,089)	(400)	—
Dispositions/other	(433)	(819)	(885)	(1,074)	(1,756)	(1,634)	(2,625)	(3,807)
Same store cash NOI and reposition	68,711	67,655	68,080	67,289	67,194	66,290	66,131	64,915
Reposition	(237)	(229)	(356)	(267)	(219)	(380)	(466)	(553)
Same store cash NOI	$68,474	$67,426	$67,724	$67,022	$66,975	$65,910	$65,665	$64,362

1	Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease termination fees and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 12/31/2019 - CASH NOI
	2019	2018	% CHANGE
Same store cash NOI	$270,646	$262,912	2.9%
Reposition	1,089	1,618	(32.7%)
	$271,735	$264,530	2.7%
Acquisitions/development completions	14,086	2,556	451.1%
Dispositions/other	3,211	9,822	(67.3%)
Cash NOI	$289,032	$276,908	4.4%

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	4Q 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Cash NOI	$74,776	$72,487	$72,119	$69,650	$70,017	$69,013	$69,156	$68,722
General and administrative expense	(7,669)	(10,802)	(7,845)	(8,510)	(8,534)	(8,504)	(8,373)	(9,101)
Straight-line rent	1,167	770	395	668	682	802	1,074	1,722
Interest and other income (expense), net	5	—	(743)	9	(35)	41	38	493
Management fees and other income	103	124	96	99	99	90	103	94
Bad debts, net of recoveries	—	—	—	—	(18)	62	(104)	—
Other non-cash revenue [1]	1,326	1,601	1,350	1,369	1,423	1,198	1,279	1,460
Other non-cash expenses [2]	(2,063)	(1,960)	(1,929)	(1,854)	(1,868)	(1,776)	(1,715)	(1,692)
Debt Covenant EBITDA	67,645	62,220	63,443	61,431	61,766	60,926	61,458	61,698
Interest expense	(13,816)	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)	(12,668)
Acquisition and pursuit costs	(515)	(501)	(422)	(305)	(200)	(141)	(120)	(277)
Leasing commission amortization [3]	1,667	1,547	1,505	1,404	1,415	1,319	1,258	1,233
Depreciation expense of unconsolidated JVs [4]	80	80	80	80	80	80	80	80
Lease intangible amortization [5]	—	—	—	—	238	108	108	(63)
Non-real estate depreciation and amortization	(838)	(838)	(829)	(763)	(790)	(845)	(829)	(820)
FFO	54,223	48,327	49,927	48,259	48,907	47,983	48,886	49,183
Acquisition and pursuit costs	515	501	422	305	200	141	120	277
Lease intangible amortization	4	5	54	84	—	—	—	—
Accelerated amortization of restricted stock awards [6]	—	2,854	—	—	—	70	—	—
Forfeited earnest money received	—	—	—	—	—	—	—	(466)
Debt financing costs	—	—	760	—	—	—	—	—
Normalized FFO	54,742	51,687	51,163	48,648	49,107	48,194	49,006	48,994

1	Includes above and below market lease intangibles, lease inducements, lease termination fees and TI amortization.

2	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

3	Leasing commission amortization is included in the real estate depreciation and amortization add back for FFO.

4
The Company has two unconsolidated joint ventures whose earnings are recorded in Interest and other income (expense), net on the Condensed Consolidated Statements of Income. The depreciation expense incurred related to these properties is included in real estate deprecation and amortization add back for FFO.

5	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

6
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 25

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	4Q 2019	3Q 2019	2Q 2019	1Q 2019
Net income	$39,185	$27,210	$2,601	$4,484	$4,891
Interest expense	55,435	13,816	14,181	13,850	13,588
Depreciation and amortization	177,859	46,134	45,137	43,926	42,662
EBITDA	$272,479	$87,160	$61,919	$62,260	$61,141
Other amortization [1]	6,446	1,747	1,628	1,585	1,486
Gain on sales of real estate properties	(25,101)	(20,036)	(200)	(4,849)	(15)
Impairments on real estate assets	5,617	7	—	5,610	—
EBITDAre [2]	$259,441	$68,878	$63,347	$64,606	$62,612

EBITDA	$272,479	$87,160	$61,919	$62,260	$61,141
Acquisition and pursuit costs	1,742	515	501	422	305
Gain on sales of real estate properties	(25,101)	(20,036)	(200)	(4,849)	(15)
Impairments on real estate assets	5,617	7	—	5,610	—
Debt Covenant EBITDA	$254,737	$67,646	$62,220	$63,443	$61,431
Other amortization [1]	6,446	1,747	1,628	1,585	1,486
Lease intangible amortization	147	4	5	54	84
Timing impact [3]	3,411	349	902	1,024	1,136
Stock based compensation	12,275	2,133	5,131	2,372	2,639
Adjusted EBITDA	$277,016	$71,879	$69,886	$68,478	$66,776

1	Includes leasing commission amortization and depreciation expense of unconsolidated JVs.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 26

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	4Q 2019
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$61,898	$5,151	$399	$1,258	$68,706	$274,824	90.8%
Inpatient/Surgical	5,471	—	—	—	5,471	21,884	7.2%
Office	1,105	436	—	—	1,541	6,164	2.0%
Total Cash NOI	$68,474	$5,587	$399	$1,258	$75,718	$302,872	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,647
Memphis Redevelopment	9,032
Construction in progress	48,731
$82,410

OTHER ASSETS
Reposition properties (net book value) [3]	7,301
Cash and other assets [5]	103,757
$111,058

DEBT
Unsecured credit facility	$293,000
Unsecured term loan	200,000
Senior notes	800,000
Mortgage notes payable	129,258
Other liabilities [6]	87,120
$1,509,378

TOTAL SHARES OUTSTANDING
As of February 7, 2020		134,703,119

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 2/7/20	$36.35	4.88%

4Q 2019 high	$34.77	5.05%
4Q 2019 low	$31.81	5.41%

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 9 properties which comprise 429,167 square feet. The NOI table above includes 7 of these properties comprising 321,556 square feet that have generated positive NOI totaling approximately $0.4 million. The remaining 2 properties, comprising 107,611 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $7.3 million in the other assets table above.

4	Timing adjustments include current quarter acquisitions as well as a development conversion adjustment of $1.3 million to reflect full quarterly stabilized NOI from a recently completed development.

5
Includes cash of $0.7 million, prepaid assets of $53.7 million, accounts receivable of $13.1 million, and prepaid ground leases of $24.5 million. In addition, includes the Company's occupied portion of its corporate headquarters of $11.8 million.

6
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $78.6 million, security deposits of $8.4 million, and deferred operating expense reimbursements of $0.1 million.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 27

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE RANGE OF EXPECTATIONS
	EXPECTED 2019		ACTUAL	EXPECTED 2020
	LOW	HIGH	Q4 2019	LOW	HIGH
TTM Average Occupancy
Multi-tenant	88.0%	90.0%	88.3%	88.0%	89.0%
Single-tenant	99.0%	100.0%	100.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$34.50	$35.50	$35.45	$35.50	$36.50
Single-tenant	$34.00	$34.50	$36.49	$36.75	$37.50
TTM Multi-tenant cash NOI margin	59.0%	60.0%	59.8%	59.5%	60.5%
Multi-tenant cash leasing spreads	3.0%	4.0%	4.2%	3.0%	4.0%
Multi-tenant lease retention rate	75.0%	90.0%	86.6%	75.0%	90.0%
TTM cash NOI growth
Multi-tenant	2.8%	3.3%	3.2%	2.4%	3.3%
Single-tenant	1.5%	3.5%	1.8%	1.7%	2.5%
Total	2.5%	3.3%	2.9%	2.3%	3.2%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	2019	LOW	HIGH
Normalized G&A	$32,500	$33,500	$31,972	$33,000	$34,000
Straight-line rent, net [1]	500	1,500	1,431	1,500	3,000
Funding activity
Acquisitions	350,000	400,000	381,314	250,000	350,000
Dispositions	(50,000)	(75,000)	(54,860)	(25,000)	(75,000)
Re/development	30,000	50,000	28,584	30,000	50,000
1st generation TI and acq. cap. ex.	14,000	17,000	19,798	20,000	25,000
2nd generation TI	24,000	30,000	28,690	28,000	34,000
Leasing commissions paid	7,000	9,000	11,329	8,000	12,000
Capital expenditures	16,000	20,000	17,158	17,000	21,000
Cash yield
Acquisitions	5.1%	5.8%	5.5%	5.0%	5.8%
Dispositions	6.5%	8.0%	7.6%	5.5%	6.5%
Re/development (stabilized)	6.0%	7.5%	NA	6.0%	7.5%
Leverage (debt/cap)	30.0%	35.0%	32.2%	31.5%	33.5%
Net debt to adjusted EBITDA	5.0x	5.5x	4.9x	5.0x	5.5x

1	This guidance range is based on current in-place leases. Straight-line rent, net was $1.4 million for the year ended December 31, 2019, with a quarterly range of $0.0 million to $0.8 million.

HEALTHCARE REALTY	4Q 2019 SUPPLEMENTAL INFORMATION 28